Exhibit 99.2

Gran Tierra Energy Inc. Announces Early Participation Deadline Results for the Previously Announced Exchange Offers of Certain Existing Notes for New Notes and the Solicitations of Consents to Proposed Amendments to the Existing Indentures and Extension of the Early Participation Deadline

CALGARY, Alberta, June 7, 2022 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the early participation results of its previously announced offers to Eligible Holders (as defined herein) to exchange (such offers, the “Exchange Offers”) (i) any and all of the outstanding 6.25% Senior Notes due 2025 issued by Gran Tierra Energy International Holdings Ltd. (“GTEIH”) on February 15, 2018 (CUSIP: 38502HAA3 / G4066TAA0; ISIN: US38502HAA32 / USG4066TAA00) (the “2025 Notes”), and (ii) any and all of the outstanding 7.750% Senior Notes due 2027 issued by the Company on May 23, 2019 (CUSIP: 38502JAA9 / U37016AA7; ISIN: US38502JAA97 / USU37016AA70) (the “2027 Notes” and, together with the 2025 Notes, the “Existing Notes”) for newly issued 8.750% Senior Secured Amortizing Notes due 2029 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated May 24, 2022 in respect of the Exchange Offers and Consent Solicitations (as defined below) (as amended or supplemented prior to the date hereof, the “Exchange Offer Memorandum”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

Existing Notes	CUSIP/ISIN Numbers	Principal Amount Outstanding	Principal Amount Tendered	Percentage of the Principal Amount Outstanding
6.25% Senior Notes due 2025	38502HAA3 / G4066TAA0 US38502HAA32 / USG4066TAA00	US$300,000,000	US$110,705,000	36.90%
7.750% Senior Notes due 2027	38502JAA9 / U37016AA7 US38502JAA97 / USU37016AA70	US$300,000,000	US$122,384,000	40.79%

As of 5:00 p.m., New York City time, on June 7, 2022 (the “Early Participation Deadline”), (i) US$110,705,000 aggregate principal amount outstanding of the 2025 Notes, representing approximately 36.90% of the total principal amount outstanding of the 2025 Notes, and (ii) US$122,384,000 aggregate principal amount outstanding of the 2027 Notes, representing approximately 40.79% of the total principal amount outstanding of the 2027 Notes, had been validly tendered for exchange and not validly withdrawn, as confirmed by the Information Agent for the Exchange Offers.

The “Withdrawal Deadline” has not been extended and expired at 5:00 p.m., New York City time, on June 7, 2022. Accordingly, holders may no longer withdraw Existing Notes tendered in the Exchange Offers, except in certain limited circumstances as set forth in the Exchange Offer Memorandum. Except as modified by the terms of this press release, all other terms and conditions of the Exchange Offers and the Solicitations of Consents, as previously announced and described in the Exchange Offer Memorandum, remain unchanged.

The Exchange Offers and the Solicitations of Consents will expire at 11:59 p.m., New York City time, on June 22, 2022 (the “Expiration Deadline”), unless extended or earlier terminated by the Company, in its sole discretion. The Company currently expects the settlement of the Exchange Offers and the Solicitations of Consents to be on June 24, 2022 (the “Settlement Date”), which is the second business day after the Expiration Deadline.

Eligible Holders who validly tendered Existing Notes and delivered Consents, and did not validly revoke such tenders and Consents, on or prior to the Early Participation Deadline and whose Existing Notes are accepted for exchange by the Company will receive on the Settlement Date US$950 aggregate principal amount of New Notes for each US$1,000 aggregate principal amount of Existing Notes (the “Exchange Consideration”) and the early participation premium of US$50 principal amount of New Notes for each US$1,000 aggregate principal amount of Existing Notes (the “Early Participation Premium” and, together with the Exchange Consideration, the “Total Consideration”).

In order to give Eligible Holders additional time to participate in the Exchange Offer and receive the Total Consideration, the Company also announced today the extension of the Early Participation Deadline to 11:59 p.m., New York City time, on June 22, 2022. Accordingly, Eligible Holders who validly tender Existing Notes and deliver Consents, and do not validly revoke such tenders and Consents, after the Early Participation Deadline and on or before the Expiration Deadline and whose Existing Notes are accepted for exchange by the Company will also receive on the Settlement Date the Total Consideration.

Eligible Holders whose Existing Notes are accepted for exchange will be paid accrued and unpaid interest on such Existing Notes from, and including, the most recent date on which interest was paid on such Holder’s Existing Notes to, but not including, the Settlement Date (the “Accrued Interest”), payable on the Settlement Date. Accrued Interest will be paid in cash on the Settlement Date. Interest will cease to accrue on the Settlement Date for all Existing Notes accepted for exchange in the applicable Exchange Offer.

As previously announced, simultaneously with the Exchange Offers, (i) GTEIH is conducting a solicitation (the “2025 Solicitation”) of consents (the “2025 Consents”) from Eligible Holders of 2025 Notes to effect certain proposed amendments (the “2025 Proposed Amendments”) to the indenture dated as of February 15, 2018, under which the 2025 Notes were issued (the “2025 Existing Indenture”), and (ii) the Company is conducting a solicitation (the “2027 Solicitation” and, together with the 2025 Solicitation, the “Solicitations”) of consents (the “2027 Consents” and, together with the 2025 Consents, the “Consents”) from Eligible Holders of 2027 Notes to effect certain proposed amendments (the “2027 Proposed Amendments” and, together with the 2025 Proposed Amendments, the “Proposed Amendments”) to the indenture dated as of May 23, 2019, under which the 2027 Notes were issued (the “2027 Existing Indenture” and, together with the 2025 Existing Indenture, the “Existing Indentures”). The Proposed Amendments would provide for, among other things, (i) the elimination of substantially all of the restrictive covenants and events of default and related provisions with respect to the applicable series of Existing Notes, and (ii) the amendment of certain defined terms and covenants in the Existing Indentures. It is also expected that the guarantees of the Existing Notes may be released as described in the Exchange Offer Memorandum. Each Exchange Offer and Solicitation is a separate offer, and each Exchange Offer and Solicitation may be individually amended, extended, terminated or withdrawn without amending, extending, terminating or withdrawing any other Exchange Offer or Solicitation. The New Notes will be issued pursuant to an indenture and will be senior secured obligations.

The Company’s obligation to accept Existing Notes tendered pursuant to the Exchange Offers and Consents delivered pursuant to the Solicitations is subject to the satisfaction of certain conditions described in the Exchange Offer Memorandum, which include, (i) the non-occurrence of an event or events or the likely non-occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offers or materially impair the contemplated benefits to the Company of the Exchange Offers, (ii) with respect to the 2025 Notes, the receipt of 2025 Notes validly tendered prior to the Expiration Date representing not less than 80% of the aggregate principal amount of 2025 Notes outstanding and, with respect to the 2027 Notes, the receipt of 2027 Notes validly tendered prior to the Expiration Date representing not less than 80% of the aggregate principal amount of outstanding 2027 Notes and (iii) certain other customary conditions.

The Company will not receive any cash proceeds from the issuance of the New Notes in the Exchange Offers and the Solicitations. Existing Notes tendered in connection with the Exchange Offers, and accepted for exchange, will be cancelled. The Company expects to repay any borrowings under its revolving credit facility and terminate, or refinance, in its sole discretion, its revolving credit facility prior to the Expiration Deadline and the completion of the Exchange Offers and Solicitations.

The Exchange Offers are being made, and the New Notes are being offered and issued, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they are within one of the categories described in the immediately preceding sentences are authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offers and the Solicitations (such holders, “Eligible Holders”). Holders who desire to obtain and complete an eligibility letter should either visit the website for this purpose at www.dfking.com/gte, or call D.F. King & Co., Inc., the Information Agent and Exchange Agent for the Exchange Offers and the Solicitation of Consents at +1 (800) 967-0261 (toll free), +1 (212) 269-5550 (banks and brokers), or email at gte@dfking.com.

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Exchange Offers are made, and the New Notes are being offered and issued in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

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None of the Company, the dealer manager, the trustee, any agent or any affiliate of any of them makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Exchange Offers or Consent to any of the Proposed Amendments to the Existing Indentures in the Solicitations. Eligible Holders will need to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the Solicitation and, if so, the principal amount of Existing Notes to tender.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, the form and results of the Exchange Offers and Solicitations of Consents; the Company’s ability to comply with covenants in its Existing Indentures; the Company’s ability to obtain amendments to the covenants in its Existing Indentures; and those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Investors should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc. together with its subsidiaries is an independent international energy company currently focused on oil and natural gas exploration and production in Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Colombia and Ecuador. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Additional information concerning Gran Tierra is available at www.grantierra.com

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Gran Tierra’s filings with the SEC are available on the SEC website at http://www.sec.gov. The Company’s Canadian securities regulatory filings are available on SEDAR at http://www.sedar.com and UK regulatory filings are available on the National Storage Mechanism website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC website and SEDAR are not incorporated by reference into this press release.

Information on the Company’s website (including the Sustainability Report) does not constitute a part of this press release.

For investor and media inquiries please contact:
Gary Guidry, President & Chief Executive Officer
Ryan Ellson, Executive Vice President & Chief Financial Officer
Rodger Trimble, Vice President, Investor Relations
+1-403-265-3221
info@grantierra.com

SOURCE Gran Tierra Energy Inc.

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